Spartan®

Short-Intermediate
Municipal Income

Fund

Annual Report

December 31, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income	6.20%	23.76%	66.06%
LB 1-6 Year Municipal Bond	6.53%	26.02%	n/a*
Short-Intermediate Municipal Debt Funds Average	6.01%	21.47%	67.91%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-6 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and six years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 37 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income	6.20%	4.35%	5.20%
LB 1-6 Year Municipal Bond	6.53%	4.73%	n/a*
Short-Intermediate Municipal Debt Funds Average	6.01%	3.96%	5.32%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $16,606 - a 66.06% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,269 - a 102.69% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended December 31,
	2000	1999	1998	1997	1996
Dividend returns	4.28%	3.85%	4.19%	4.35%	4.28%
Capital returns	1.92%	-2.24%	0.50%	1.10%	-0.40%
Total returns	6.20%	1.61%	4.69%	5.45%	3.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.60¢	20.96¢	41.06¢
Annualized dividend rate	4.21%	4.15%	4.12%
30-day annualized yield	3.98%	-	-
30-day annualized tax-equivalent yield	6.22%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.08 over the past one month, $10.02 over the past six months and $9.96 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After experiencing sluggish performance in 1999, the municipal bond market shrugged off the ill effects of a series of interest-rate hikes by the Federal Reserve Board early in 2000 and rebounded strongly throughout the remainder of the year. According to the Lehman Brothers Municipal Bond Index - an index of approximately 35,000 investment-grade, fixed-rate, tax-exempt bonds - the municipal bond market returned 11.68% for the overall 12-month period ending December 31, 2000. This marked the index's first double-digit annual return since 1995 and far exceeded its annual return of -2.06% in 1999. Munis also outpaced the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, which returned 11.63% during the 2000 calendar year. Evidence of a slowing U.S. economy and, hence, heightened optimism that the Fed would stop raising interest rates, were dominant factors in the municipal bond rally during 2000. Attractive prices and relatively high yields against a backdrop of diminished supply also contributed to their strong performance. As the period drew to a close and equity markets continued to struggle, municipal bonds enjoyed their second-best month of the year in December as expectations grew that the Fed would cut rates beginning in January.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund

Q. How did the fund perform, Christine?

A. Shareholders should be aware that the fund's fiscal year end has changed from August 31, 2000, to December 31, 2000. For the four-month period that ended December 31, 2000, the fund had a total return of 2.32%. That compared to the 2.25% return of the short-intermediate municipal debt funds average and the 2.21% return of the Lehman Brothers 1-6 Year Municipal Bond Index.

Q. What were some of the main forces behind the fund's performance during the past four months?

A. Changing expectations about economic growth, coupled with growing optimism about inflation and interest rates, caused the municipal market to rally during the final four months of 2000. As the period wore on, there was a widening belief that the economy was slowing and that the Federal Reserve Board would stop raising interest rates and might, in fact, lower rates in the months to come. The municipal market also was helped by favorable supply and demand factors. The supply of municipals declined by about 12% during 2000, while demand remained firm.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers during the period?

A. In keeping with Fidelity's investment approach, I didn't lengthen or shorten duration - that is, I didn't make the fund more or less interest-rate sensitive - based on where I thought interest rates would be at some point down the road. Instead, I managed the fund's duration to be in line with the short-intermediate municipal market as a whole as measured by the Lehman Brothers 1-6 Year Municipal Bond Index. Given that interest rates and bond yields dropped significantly during the final four months of the year, some peers may have suffered if they were positioned with too little interest-rate sensitivity. Rather than make a bet on interest rates, I positioned the fund to emphasize the best value opportunities based on their performance potential in a variety of possible interest-rate scenarios.

Q. What other strategies helped the fund's performance?

A. The fund also benefited from trading between bonds with various structural features. For example, bonds with different coupons traded in and out of favor during the period. On some occasions, I found good buys among discount bonds - which pay interest rates below prevailing market rates and trade at prices that are lower than their face value. On other occasions, premium bonds - which pay interest rates above prevailing market rates and trade at prices above their face value - were priced cheaply. For the most part, the exchanges I made between premiums and discounts benefited performance.

Q. What strategies detracted from performance?

A. At less than 1% of net assets, the fund's underweighting in strong-performing California bonds relative to many of our peers detracted a bit from performance. Although these bonds started the period with higher prices and lower yields than similar bonds from other states, gains in personal income in the state prompted strong demand for tax-free California bonds, and they performed well as a result.

Q. What choices did you make in terms of credit quality and sectors and why?

A. As of December 31, 2000, 64% of the fund's investments were in bonds with the highest credit rating of AAA by Standard & Poor's® or Aaa by Moody's Investors Service. The fund's emphasis on high-quality bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive by way of additional yield for owning them. In terms of sectors, I placed a growing emphasis on bonds that fund infrastructure spending, such as those from the transportation and electric utility sectors.

Q. What's ahead for the municipal market?

A. The bond market appears to be factoring in the potential for interest rates to fall in early 2001, now that economic growth shows some signs of slowing and inflation is moderate. If interest rates fall, municipal bonds most likely would benefit. My outlook for the technical aspects of supply and demand is favorable. The supply of municipals has continued to decline in response to rising interest rates because many issuers now find it too expensive to issue new or refinance old debt. Given their relatively high tax-equivalent yields, I believe that demand will remain strong.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 404

Trading symbol: FSTFX

Start date: December 24, 1986

Size: as of December 31, 2000, more than $965 million

Manager: Christine Thompson, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on her investment approach:

"At Fidelity, one of the key strategies we use in managing municipal bond funds is to opportunistically buy and sell bonds of various maturities. The demand for municipals can vary a great deal in response to the behavior of various market participants. Corporations, individual investors and trust accounts tend to favor short-term securities, which are less interest-rate sensitive and, therefore, tend to be less volatile than the overall municipal market. Individual investors, along with mutual funds and insurance companies that invest the insurance premiums they collect, are the primary purchasers of intermediate-maturity bonds. Higher-yielding, longer-term securities, which tend to be the most volatile, generally are the domain of long-maturity mutual funds, hedge funds and other investors known as ´arbitrageurs,' who seek to exploit small differences between various fixed-income investments.

"At a given point in time, a given municipal bond maturity range may look cheap or expensive as different categories of investors embrace them or step aside. With the help of Fidelity's research team, I try to take advantage of the anomalies that can occur by investing in bond maturities that look cheap due to weak demand and selling those that have performed well in response to strong demand."

Annual Report

Investment Changes

Top Five States as of December 31, 2000
	% of fund's net assets	% of fund's net assets as of August 31, 2000
Texas	15.8	16.6
Georgia	9.1	9.3
New Jersey	7.5	4.6
Washington	5.6	5.9
Ohio	4.4	4.1
Top Five Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets as of August 31, 2000
General Obligations	38.0	36.5
Electric Utilities	17.6	16.6
Escrowed/Pre-Refunded	17.2	15.7
Transportation	8.8	10.7
Special Tax	5.5	9.7
Average Years to Maturity as of December 31, 2000
		As of August 31, 2000
Years	3.4	3.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2000
As of August 31, 2000
Years	2.7	2.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of December 31, 2000 As of August 31, 2000

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Municipal Bonds - 94.4%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.2%
Alabama Agric. & Mechanical Univ. Revs. 6.5% 11/1/25 (MBIA Insured) (Pre-Refunded to 11/1/05 @ 102) (e)	Aaa	$ 2,000	$ 2,233
Alaska - 2.1%
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.1% 7/1/04 (AMBAC Insured) (d)	Aaa	2,700	2,728
5.55% 7/1/03 (AMBAC Insured) (d)	Aaa	1,000	1,020
Anchorage Gen. Oblig. Series B, 5.75% 12/1/11 (FGIC Insured)	Aaa	2,500	2,723
North Slope Borough:
Series 1996 B, 0% 6/30/07 (MBIA Insured)	Aaa	2,400	1,790
Series A, 0% 6/30/03 (MBIA Insured)	Aaa	9,000	8,074
Series B, 0% 6/30/05 (FSA Insured)	Aaa	1,500	1,228
0% 6/30/06 (MBIA Insured)	Aaa	3,500	2,737
			20,300
Arizona - 2.9%
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Proj.):
5.25% 7/1/05 (AMBAC Insured)	Aaa	10,000	10,409
Series B, 6% 7/1/03 (AMBAC Insured)	Aaa	5,000	5,217
Coconino County Unified School District #001 Flagstaff 5.5% 7/1/02 (FSA Insured)	Aaa	2,275	2,321
Maricopa County School District #28 Kyrene Elementary Series E, 6% 7/1/12 (FGIC Insured) (Pre-Refunded to 7/1/02 @ 100) (e)	Aaa	1,065	1,094
Mesa Street & Hwy. Rev. 6.5% 7/1/11 (FSA Insured)	Aaa	1,000	1,162
Mesa Util. Sys. Rev. 6.5% 7/1/11 (FGIC Insured)	Aaa	5,250	6,109
Phoenix Civic Impt. Corp. Excise Tax Rev. (Arpt. Impts. Proj.) Series A, 5.85% 7/1/01 (d)	Aa2	1,000	1,009
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev. Series D, 5.7% 1/1/04	Aa2	1,000	1,042
			28,363
Arkansas - 1.0%
Arkansas Student Ln. Auth. Rev. Sr. Series A1:
6.05% 6/1/02 (d)	Aa	4,700	4,791
6.05% 12/1/02 (d)	Aa	4,455	4,571
			9,362
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - 0.2%
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev. Second Issue, 9% 10/15/01	Aa3	$ 2,000	$ 2,080
Colorado - 2.5%
Arapaho County Cap. Impt. Trust Fund Hwy. Rev.:
Series C, 0% 8/31/08 (Pre-Refunded to 8/31/05 @ 82.9449) (e)	Aaa	4,500	3,052
Series E 470:
0% 8/31/07 (Pre-Refunded to 8/31/05 @ 89.2392) (e)	Aaa	2,000	1,460
7% 8/31/26 (Pre-Refunded to 8/31/05 @ 103) (e)	Aaa	2,150	2,459
Arapaho County School District #5 Cherry Creek Series B, 6% 12/15/04	Aa1	2,395	2,551
Colorado Pub. Hwy. Auth. E-470 Series B, 0% 9/1/07 (MBIA Insured)	Aaa	3,200	2,366
Denver City & County Arpt. Rev.:
Series A, 0% 11/15/03 (MBIA Insured) (d)	Aaa	3,370	2,963
Series C:
5.1% 11/15/01 (d)	A2	2,320	2,334
6.55% 11/15/02 (d)	A2	1,420	1,470
Jefferson County School District # R001:
5.5% 12/15/06 (MBIA Insured)	Aaa	2,000	2,130
6.5% 12/15/10 (MBIA Insured)	Aaa	2,575	3,004
			23,789
Delaware - 0.7%
Delaware Trans. Auth. Trans. Sys. Rev. 6% 7/1/05 (AMBAC Insured)	Aaa	6,160	6,584
District of Columbia - 0.2%
District of Columbia Gen. Oblig. Series A1, 4.65% 6/1/02 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	1,570	1,581
Florida - 3.8%
Dade County Spl. Oblig. Series B, 0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (e)	Aaa	10,000	3,236
Florida Board of Ed. Cap. Outlay Series B, 5.9% 6/1/12 (Pre-Refunded to 6/1/02 @ 101) (e)	Aa2	5,000	5,174
Florida Dept. of Trans. (Right of Way Aquisition & Bridge Proj.) 6.5% 7/1/02	Aa2	2,725	2,819
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Florida Division Bond Fin. Dept. Gen. Svcs. Revs. (Dept. of Envir. Preservation 2000 Proj.) Series 2000 A, 6% 7/1/03 (AMBAC Insured)	Aaa	$ 5,000	$ 5,217
Florida Ports Fing. Commission Rev. (State Trans. Trust Fund Proj.) 6% 6/1/05 (MBIA Insured) (d)	Aaa	4,575	4,869
Florida Tpk. Auth. Tpk. Rev. Series A, 6.5% 7/1/07 (FSA Insured)	Aaa	5,515	6,206
Jacksonville Elec. Auth. Rev. (Third Installment Proj.) 5.2% 7/1/01 (Escrowed to Maturity) (e)	Aaa	435	437
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.25% 11/15/04	BBB-	500	488
5.25% 11/15/05	BBB-	685	662
5.25% 11/15/06	BBB-	1,145	1,095
Tampa Florida Guaranteed Entitlement Rev.:
6% 10/1/02 (AMBAC Insured) (b)	Aaa	1,725	1,775
6% 10/1/03 (AMBAC Insured) (b)	Aaa	1,600	1,669
6% 10/1/04 (AMBAC Insured) (b)	Aaa	2,000	2,113
Tampa Gen. Oblig. (Catholic Health East Proj.) Series A3, 5.5% 11/15/02 (MBIA Insured)	Aaa	1,000	1,023
			36,783
Georgia - 9.1%
Atlanta Arpt. Facilities Rev. 5% 1/1/01 (AMBAC Insured)	Aaa	1,800	1,800
Atlanta Wtr. & Swr. Rev. 4.75% 1/1/23 (FGIC Insured) (Pre-Refunded to 1/1/04 @ 102) (e)	Aaa	4,475	4,631
Burke County Ind. Dev. Auth. Poll. Cont. Rev. (Oglethorpe Pwr. Co. Proj.) Series 1992, 8% 1/1/22 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 103) (e)	Aaa	5,000	5,496
Chatham County School District 6.75% 8/1/19 (MBIA Insured) (Pre-Refunded to 8/1/03 @ 102) (e)	Aaa	4,000	4,327
Cherokee County Gen. Oblig. 5% 8/1/02	Aa2	7,045	7,136
De Kalb County Gen. Oblig. 5.3% 1/1/02	Aa1	2,565	2,598
Dougherty County Gen. Oblig.:
5.25% 10/1/03 (FSA Insured)	Aaa	1,860	1,912
5.25% 10/1/04 (FSA Insured)	Aaa	2,000	2,072
Georgia Gen. Oblig.:
Series A, 5.8% 3/1/05	Aaa	3,780	4,008
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Georgia Gen. Oblig.: - continued
Series B:
6.1% 3/1/05	Aaa	$ 4,540	$ 4,865
6.25% 4/1/03	Aaa	7,500	7,835
6.3% 3/1/09	Aaa	2,250	2,546
Series C:
6% 7/1/04	Aaa	5,000	5,296
6.5% 7/1/07	Aaa	3,470	3,905
7.25% 7/1/06	Aaa	2,000	2,289
Series D:
5.8% 11/1/05	Aaa	2,000	2,139
5.8% 11/1/07	Aaa	3,640	3,966
6% 10/1/11	Aaa	9,475	10,581
6.7% 8/1/08	Aaa	3,500	4,031
Series E, 5.5% 7/1/03	Aaa	1,750	1,806
Series F, 6.5% 12/1/03	Aaa	4,460	4,744
			87,983
Hawaii - 1.9%
Hawaii Gen. Oblig.:
Series CN: 6.25% 3/1/02 (FGIC Insured)	Aaa	2,000	2,047
6.25% 3/1/03 (FGIC Insured)	Aaa	4,365	4,548
Series CU, 5.75% 10/1/11 (MBIA Insured)	Aaa	2,210	2,412
5.25% 4/1/03 (MBIA Insured)	Aaa	4,730	4,836
Honolulu City & County Gen. Oblig. Series B:
5.5% 11/1/04 (FGIC Insured)	Aaa	465	486
5.5% 11/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	4,160	4,355
			18,684
Illinois - 1.2%
Chicago Midway Arpt. Rev. Series A:
6.25% 1/1/14 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	Aaa	2,230	2,388
6.25% 1/1/24 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	Aaa	6,810	7,293
Illinois Gen. Oblig. 5.25% 12/1/02 (MBIA Insured)	Aaa	1,000	1,020
Will County School District #122 Series B, 0% 11/1/08 (FSA Insured)	Aaa	1,500	1,046
			11,747
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Indiana - 0.5%
Indiana Univ. Rev. (Student Fee Proj.) Series H, 0% 8/1/05 (AMBAC Insured)	Aaa	$ 5,500	$ 4,480
Iowa - 0.9%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series A, 6.35% 3/1/01	Aa1	1,500	1,505
Series B, 6.65% 3/1/03 (d)	Aa1	4,900	5,080
Series D, 7% 12/1/03 (AMBAC Insured) (d)	Aaa	1,535	1,577
			8,162
Kentucky - 1.8%
Kentucky Property & Bldgs. Commission Rev.:
(#68 Proj.):
5.25% 10/1/02	Aa3	2,520	2,566
5.25% 10/1/03	Aa3	2,305	2,369
5.5% 9/1/07	Aa3	2,065	2,206
5.5% 9/1/08	Aa3	3,930	4,222
Owensboro Elec. Lt. & Pwr. Rev. Series B, 0% 1/1/01 (AMBAC Insured)	Aaa	5,450	5,450
			16,813
Louisiana - 0.2%
Louisiana Pub. Facilities Auth. Rev. (Student Ln. Prog.) Sr. Series A1, 6.2% 3/1/01	Aaa	1,900	1,906
Maine - 0.3%
Maine Edl. Ln. Marketing Corp. Student Ln. Rev. 6.9% 11/1/03 (d)	A	2,725	2,798
Massachusetts - 2.6%
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series C:
5.75% 8/1/06	A2	1,200	1,245
5.875% 8/1/08	A2	1,630	1,715
Massachusetts Gen. Oblig. Series B, 0% 8/1/02 (AMBAC Insured)	Aaa	3,830	3,579
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	3,800	3,802
(Harvard Univ. Proj.) Series 2000 Z, 5.25% 1/15/03	Aaa	5,155	5,271
Massachusetts Ind. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.5% 12/1/01	BBB	3,000	2,984
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Wtr. Resources Auth. Rev. Series C, 5.25% 12/1/01	Aa3	$ 2,000	$ 2,023
New England Ed. Ln. Marketing Corp. Massachusetts (Student Ln. Prog.) Series A, 5.7% 7/1/05 (d)	Aa2	2,800	2,921
Plymouth Gen. Oblig. 5.5% 10/15/02 (MBIA Insured)	Aaa	1,565	1,603
			25,143
Michigan - 0.4%
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 4.8% 9/30/01	A	1,000	1,005
Michigan Hosp. Fin. Auth. Rev. (Genesys Reg'l. Med. Hosp. Proj.) Series A:
5.25% 10/1/02 (Escrowed to Maturity) (e)	Aaa	2,040	2,080
5.25% 10/1/03 (Escrowed to Maturity) (e)	Aaa	1,000	1,028
			4,113
Minnesota - 2.1%
Minnesota Gen. Oblig.:
(Various Purp. Projs.) 4.75% 6/1/03	Aaa	7,000	7,105
5.2% 8/1/07	Aaa	9,000	9,206
5.9% 8/1/05 (Pre-Refunded to 8/1/02 @ 100) (e)	Aaa	3,815	3,920
			20,231
Mississippi - 0.1%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.3% 9/1/08 (d)	A2	1,190	1,209
Missouri - 0.6%
Kansas City Arpt. Rev. (Gen. Impt. Proj.) Series A, 5.25% 9/1/03 (FSA Insured) (d)	Aaa	4,085	4,181
Missouri Highways & Trans. Commisson State Road Series 2000 A, 5.25% 2/1/03	Aa2	1,950	1,993
			6,174
Nebraska - 2.6%
Nebraska Pub. Pwr. District Rev.:
Series A:
5% 1/1/01	A1	8,500	8,500
5.25% 1/1/28 (MBIA Insured) (Pre-Refunded to 1/1/05 @ 101) (e)	Aaa	4,400	4,610
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Nebraska - continued
Nebraska Pub. Pwr. District Rev.: - continued
Series B, 5.25% 1/1/13 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	$ 2,500	$ 2,600
5.4% 7/1/01	A1	3,085	3,106
5.8% 1/1/06 (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	3,500	3,676
6.125% 1/1/15 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	2,000	2,113
			24,605
Nevada - 0.4%
Clark County Gen. Oblig. (Flood Cont. Proj.) 6% 11/1/01	Aa2	1,000	1,015
Clark County Passenger Facility Charge Rev. (Las Vegas/MaCarran Intl. Aprt. Proj.) Series 2000 A, 6.25% 7/1/03 (MBIA Insured) (d)	Aaa	2,350	2,453
			3,468
New Jersey - 7.5%
New Jersey Econ. Dev. Auth. Rev. (Trans. Proj.) Sub Lease Series A, 5.5% 5/1/07 (FSA Insured)	Aaa	15,835	16,902
New Jersey Gen. Oblig.:
Series E, 6% 7/15/03	Aa1	7,980	8,341
5% 3/1/03	Aa1	3,000	3,055
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) Series C, 6.45% 7/1/02	A3	3,500	3,568
New Jersey Tpk. Auth. Tpk. Rev. Series 2000 A, 6% 1/1/11 (MBIA Insured)	Aaa	2,500	2,802
New Jersey Trans. Corp.:
Series 2000 C, 5.25% 2/1/04 (AMBAC Insured)	Aaa	10,000	10,291
Series A:
5.25% 9/1/01 (FSA Insured) (Escrowed to Maturity) (e)	Aaa	5,000	5,042
5.4% 9/1/02 (FSA Insured) (Escrowed to Maturity) (e)	Aaa	14,750	15,070
Series C, 5.25% 2/1/03 (AMBAC Insured)	Aaa	5,225	5,336
South Jersey Trans. Auth. Trans. Sys. Rev. Series B, 5.9% 11/1/06 (MBIA Insured) (Pre-Refunded to 11/1/02 @ 102) (e)	Aaa	1,965	2,065
			72,472
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New Mexico - 0.3%
Albuquerque Arpt. Rev. 6.25% 7/1/01 (AMBAC Insured) (d)	Aaa	$ 980	$ 990
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 6.5% 3/1/04 (d)	Aaa	2,065	2,145
			3,135
New York - 4.3%
Metro. Trans. Auth. Commuter Facilities Rev. Series A:
5% 7/1/06	Baa1	1,520	1,567
5.125% 7/1/07	Baa1	3,015	3,133
5.25% 7/1/08	Baa1	3,640	3,812
5.375% 7/1/09	Baa1	3,635	3,842
5.5% 7/1/10	Baa1	4,220	4,485
Metro. Trans. Auth. Svc. Contract Rev. Series O, 5.375% 7/1/02	Baa1	2,000	2,035
New York City Gen. Oblig.:
Series A, 5.7% 8/1/02	A2	1,500	1,535
Series D:
6.6% 2/1/03	A2	975	1,021
6.6% 2/1/03 (Escrowed to Maturity) (e)	A3	25	26
Series E, 5.4% 2/15/03	A2	6,285	6,436
Series H:
6.9% 2/1/01	A3	265	266
6.9% 2/1/01 (Escrowed to Maturity) (e)	Aaa	135	135
Series J, 6% 2/15/04	A2	1,750	1,838
New York State Med. Care Facilities Fin. Agcy. Rev. (Mental Health Services Facilities Proj.) Series C, 7.3% 2/15/21 (Pre-Refunded to 8/15/01 @ 102) (e)	Aaa	1,785	1,857
New York State Thruway Auth. Svc. Contract Rev. (Local Hwy. & Bridge Proj.):
6% 4/1/01	Baa1	1,100	1,105
6% 4/1/03	Baa1	2,300	2,387
New York State Urban Dev. Corp. Rev. (Correctional Cap. Facilities Proj.) Series 1995 6, 6% 1/1/02	Baa1	2,165	2,204
Triborough Bridge & Tunnel Auth. Revs. Series B, 6% 1/1/03	Aa3	3,885	4,023
			41,707
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
North Carolina - 3.1%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A:
5.2% 1/1/01	Baa1	$ 3,000	$ 3,000
7.875% 1/1/02	Baa3	9,255	9,540
Series B, 5.5% 1/1/02	Baa3	1,000	1,009
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.75% 1/1/02	Baa1	1,000	1,012
6% 1/1/04 (AMBAC Insured)	Aaa	4,500	4,722
6% 1/1/05 (AMBAC Insured)	Aaa	9,750	10,250
			29,533
Ohio - 4.4%
Cleveland Arpt. Sys. Rev. Series A, 5.5% 1/1/05 (FSA Insured) (d)	Aaa	1,000	1,042
Franklin County Gen. Oblig. (Courthouse Proj.) 6.375% 12/1/17 (Pre-Refunded to 12/1/01 @ 102) (e)	-	3,800	3,952
Ohio Bldg. Auth.:
(Administration Bldg. Fund Prog.) Series A, 5.5% 10/1/01	Aa2	2,175	2,199
(Adult Correctional Proj.) Series A:
5.5% 4/1/02	Aa2	1,390	1,413
5.5% 4/1/03	Aa2	2,280	2,346
5.75% 4/1/08	Aa2	3,555	3,868
(State Correctional Facilities Proj.) Series A, 6% 10/1/05	Aa2	5,600	6,027
Ohio Pub. Facilities Commission Rev. (Higher Ed. Cap. Facilities Proj.) Series 1992 2C, 5.5% 12/1/02	Aa2	4,850	4,971
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev.:
(Ohio Edison Co. Proj.) Series A, 4.25%, tender 6/1/01 (c)	Baa3	10,000	9,959
(Wtr. Cont. Ln. Fund Prog.): 5.25% 6/1/06 (MBIA Insured)	Aaa	1,810	1,898
5.5% 12/1/02	Aaa	3,860	3,959
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Svc. Proj.) Series A, 5.4% 6/1/05 (AMBAC Insured)	Aaa	1,000	1,048
			42,682
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Oregon - 0.4%
Tri-County Metro. Trans. District (Lt. Rail Extension Proj.) Series A, 5.6% 7/1/03 (Pre-Refunded to 7/1/02 @ 101) (e)	Aaa	$ 2,000	$ 2,062
Tri-County Metro. Trans. District Rev. Series A, 5.75% 8/1/11	Aa3	1,395	1,531
			3,593
Pennsylvania - 2.9%
Allegheny County San. Auth. Swr. Rev. 6% 12/1/11 (MBIA Insured)	Aaa	1,495	1,700
Pennsylvania Higher Edl. Facilities Auth. Health Svcs. Rev. (Univ. of Pennsylvania Proj.) Series A, 5.125% 1/1/01	A3	4,000	4,000
Pennsylvania Intergovernmental Coop. Auth. Rev. (City of Philadelphia Fdg. Prog.):
5.5% 6/15/09 (FGIC Insured) (Pre-Refunded to 6/15/03 @ 100) (e)	Aaa	4,425	4,564
6% 6/15/02 (FGIC Insured)	Aaa	5,000	5,132
Philadelphia Gas Works Rev. First Series A, 5.25% 7/1/05 (FSA Insured)	Aaa	5,000	5,190
Philadelphia Wtr. & Swr. Rev. 6.75% 8/1/05 (MBIA Insured)	Aaa	3,360	3,706
Somerset County Gen. Auth. Commonwealth Lease Rev. 6.25% 10/15/11 (FGIC Insured) (Pre-Refunded to 10/15/01 @ 100) (e)	Aaa	4,000	4,069
			28,361
South Carolina - 2.7%
Berkeley County School District 7% 4/1/07	Aa1	2,615	2,988
Charleston County School District 4% 2/1/01	Aa1	5,000	5,001
Richland County School District #2 Series B, 5.6% 3/1/02 (MBIA Insured)	Aaa	1,100	1,118
South Carolina Ed. Assistance Auth. Rev. (Insured Student Ln. Prog.) 6.3% 9/1/01 (d)	-	1,400	1,416
South Carolina Gen. Oblig. Series A, 5.5% 10/1/03	Aaa	3,470	3,593
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A:
6.125% 12/15/02	Baa2	1,670	1,673
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
South Carolina - continued
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A: - continued
6.3% 12/15/03	Baa2	$ 2,940	$ 2,947
South Carolina Pub. Svc. Auth. Rev. 6.625% 7/1/31 (Pre-Refunded to 7/1/02 @ 102) (e)	Aaa	7,000	7,389
			26,125
Tennessee - 2.2%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A, 5.25% 2/15/02 (MBIA Insured) (d)	Aaa	1,000	1,011
Shelby County Gen. Oblig.:
Series 1996 B, 5.75% 11/1/21 (FSA Insured) (Pre-Refunded to 11/1/06 @ 100) (e)	Aaa	2,000	2,156
Series A:
0% 5/1/10 (Pre-Refunded to 5/1/05 @ 74.444) (e)	AA+	15,750	9,697
0% 5/1/12 (Pre-Refunded to 5/1/05 @ 65.1568) (e)	AA+	15,130	8,153
			21,017
Texas - 15.8%
Alief Independent School District 0% 2/15/02	Aaa	1,000	954
Austin Arpt. Sys. Rev. Prior Lien Series A:
6.5% 11/15/05 (MBIA Insured) (d)	Aaa	6,870	7,483
6.5% 11/15/05 (MBIA Insured) (Escrowed to Maturity) (d)(e)	Aaa	940	1,028
Austin Combined Util. Sys. Rev.:
Series 1992 A, 0% 11/15/09 (MBIA Insured)	Aaa	4,130	2,747
Series A, 5.5% 11/15/06	A2	5,000	5,209
Brazos River Auth. Rev. (Reliant Energy, Inc. Proj.) Series B, 5.2%, tender 12/1/02 (c)	Baa1	5,000	5,011
Corpus Christi Independent School District 0% 8/15/01	Aaa	1,600	1,561
Cypress-Fairbanks Independent School District Series B, 0% 8/1/07 (AMBAC Insured)	Aaa	10,000	7,432
Dallas County Gen. Oblig. 7% 8/15/01	Aaa	1,750	1,782
Dallas Gen. Oblig.:
5% 2/15/02	Aaa	5,420	5,472
5% 2/15/03	Aaa	5,345	5,437
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Harris County Gen. Oblig.:
(Toll Road Proj.):
Sub Lien Series A, 0% 8/15/02 (MBIA Insured)	Aaa	$ 3,000	$ 2,800
Sub Lien, 0% 8/1/01	Aa1	3,490	3,409
Series A, 0% 8/15/07 (FGIC Insured)	Aaa	4,400	3,264
Houston Arpt. Sys. Rev. Sub Lien Series 1998 A, 5.5% 7/1/03 (FGIC Insured) (d)	Aaa	2,620	2,689
Houston Gen. Oblig. 5% 3/1/03	Aa3	4,765	4,841
Houston Independent School District 5% 7/15/02	Aa3	2,750	2,784
Houston Wtr. & Swr. Sys. Rev. Series A, 6.375% 12/1/22 (MBIA Insured) (Pre-Refunded to 12/1/02 @ 102) (e)	Aaa	3,300	3,499
Irving Independent School District 0% 2/15/03	Aaa	3,100	2,829
Klein Independent School District 5.25% 8/1/06	Aaa	2,000	2,098
North East Texas Independent School District:
7% 2/1/02	Aaa	1,250	1,288
7% 2/1/03	Aaa	1,500	1,584
7% 2/1/04	Aaa	2,250	2,431
7% 2/1/05	Aaa	2,500	2,757
7% 2/1/11	Aaa	2,600	3,072
North Texas Health Facilities Dev. Corp. Hosp. Rev. (United Reg'l. Health Care Sys., Inc. Proj.) 4.5% 9/1/02 (MBIA Insured)	Aaa	2,050	2,058
Pflugerville Independent School District 5% 8/15/12 (e)	Aaa	3,550	3,600
Port Houston Auth. Harris County 6% 10/1/06 (FGIC Insured) (d)	Aaa	2,000	2,163
San Antonio Elec. & Gas Rev. Series B, 0% 2/1/08 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	3,830	2,792
San Antonio Wtr. Sys. Rev.:
6.2% 5/15/03 (FGIC Insured)	Aaa	4,490	4,687
6.2% 5/15/03 (FGIC Insured) (Pre-Refunded to 5/15/02 @ 102) (e)	Aaa	175	183
Texas Gen. Oblig.:
(Superconducting Proj.) Series C, 0% 4/1/02 (FGIC Insured)	Aaa	2,750	2,608
(Texas Pub. Fin. Auth. Proj.):
Series A, 0% 10/1/01 (AMBAC Insured)	Aaa	9,000	8,733
Series 1994 A, 6.25% 10/1/06	Aa1	16,210	17,303
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Texas Gen. Oblig.: - continued
(Texas Pub. Fing. Auth. Proj.) Series 1996 B:
5.25% 10/1/02	Aa1	$ 5,000	$ 5,090
6% 10/1/03	Aa1	4,000	4,184
Series 1992 A, 5.6% 10/1/02	Aa1	2,000	2,048
Texas Muni. Pwr. Agcy. Rev. 5.25% 9/1/06 (MBIA Insured)	Aaa	10,000	10,460
Texas Pub. Fin. Auth. Bldg. Rev. 0% 2/1/05 (MBIA Insured)	Aaa	3,725	3,109
			152,479
Utah - 4.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series B:
0% 7/1/01 (AMBAC Insured)	Aaa	12,495	12,237
5.5% 7/1/01 (MBIA Insured)	Aaa	13,825	13,925
Series C, 6% 7/1/01 (MBIA Insured)	Aaa	2,000	2,019
Jordan County School District 5.75% 6/15/07	AAA	4,670	5,039
Utah Gen. Oblig. Series 1998 A, 5% 7/1/02	Aaa	8,400	8,507
			41,727
Virginia - 1.7%
Fairfax County Wtr. Auth. Wtr. Rev. 5.75% 4/1/29 (Pre-Refunded to 4/1/02 @ 100) (e)	Aaa	7,000	7,146
Richmond Metro. Auth. Expressway Rev. Series A, 6.375% 7/15/16 (FGIC Insured) (Pre-Refunded to 7/15/02 @ 102) (e)	Aaa	5,400	5,688
Virginia Gen. Oblig. 6% 6/1/02	Aaa	1,810	1,857
Virginia Pub. School Auth. Series A, 6% 8/1/02	Aa1	2,000	2,057
			16,748
Washington - 5.6%
Clark County Pub. Util. District #1 Generating Sys. Rev. 6% 1/1/02 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	2,000	2,038
Pierce County School District #10 Tacoma 5% 12/1/02 (FSA Insured)	Aaa	11,295	11,467
Port Seattle Gen. Oblig. Series B:
5.5% 2/1/06 (MBIA Insured) (d)	Aaa	4,250	4,441
5.5% 2/1/07 (MBIA Insured) (d)	Aaa	5,775	6,062
Washington Gen. Oblig.:
(Various Purp. Projs.) Series A, 5.5% 7/1/11	Aa1	3,500	3,736
Series R 96 B, 5.5% 7/1/03	Aa1	1,000	1,030
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series A, 6.5% 7/1/02	Aa1	$ 3,000	$ 3,093
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
(Bonneville Pwr. Administration Proj.) Series A, 6% 7/1/08 (AMBAC Insured)	Aaa	3,000	3,286
Series A:
5.75% 7/1/08	Aa1	3,000	3,231
6.5% 7/1/02	Aa1	2,220	2,289
Series B, 5.5% 7/1/03	Aa1	2,000	2,055
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B, 0% 7/1/03	Aa1	7,065	6,311
Series C, 5% 7/1/06 (FSA Insured)	Aaa	5,000	5,144
			54,183
Wisconsin - 0.9%
Wisconsin Gen. Oblig.:
Series 5, 4.65% 11/1/04	Aa2	4,255	4,278
Series C, 5.25% 5/1/01	Aa2	1,370	1,376
Wisconsin Health & Edl. Facilities Auth. Rev. (Saint Lukes Med. Ctr. Proj.) 7.1% 8/15/11 (MBIA Insured) (Pre-Refunded to 8/15/01 @ 102) (e)	Aaa	3,000	3,115
			8,769
TOTAL MUNICIPAL BONDS (Cost $897,623)			911,122
Municipal Notes - 3.0%

Arizona - 1.2%
Mohave County Ind. Dev. Auth.:
(Citizens Communications Co. Proj.): Series 1988, 5.5% tender 1/5/01, CP mode (d)	4,500	4,500
Series 1997, 6%, VRDN (c)(d)	2,090	2,090
Santa Cruz County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1988, 5.5% tender 1/5/01, CP mode (d)	5,500	5,500
		12,090
Municipal Notes - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Hawaii - 1.2%
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. (Citizens Communications Co. Proj.):
Series 1985, 5.35% tender 2/6/01, CP mode	$ 3,200	$ 3,204
Series 1988 B, 5.35% tender 1/12/01, CP mode (d)	1,100	1,100
Series 1988 C, 5.5% tender 1/5/01, CP mode (d)	7,500	7,500
		11,804
Pennsylvania - 0.6%
Northampton County Ind. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1991, 5.3% tender 1/11/01, CP mode (d)	5,750	5,750
TOTAL MUNICIPAL NOTES (Cost $29,640)		29,644
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $927,263)		940,766
NET OTHER ASSETS - 2.6%		24,688
NET ASSETS - 100%		$ 965,454
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	86.9%	AAA, AA, A	86.1%
Baa	6.3%	BBB	3.1%
Ba	0.0%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	38.0%
Electric Utilities	17.6
Escrowed/Pre-Refunded	17.2
Transportation	8.8
Special Tax	5.5
Others* (individually less than 5%)	12.9
100.0%
* Includes net other assets.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $927,263,000. Net unrealized appreciation aggregated $13,503,000, of which $13,852,000 related to appreciated investment securities and $349,000 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,456,000 of which $218,000 and $1,238,000 will expire on December 31, 2007 and 2008, respectively.

During the calendar year ended December 31, 2000, 100.00% of the fund's income dividends was free from federal income tax, and 10.04% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2000
Assets
Investment in securities, at value (cost $927,263) - See accompanying schedule		$ 940,766
Cash		20,124
Receivable for fund shares sold		4,755
Interest receivable		13,901
Other receivables		71
Total assets		979,617
Liabilities
Payable for investments purchased Regular delivery	$ 7,133
Delayed delivery	5,476
Payable for fund shares redeemed	669
Distributions payable	566
Accrued management fee	301
Other payables and accrued expenses	18
Total liabilities		14,163
Net Assets		$ 965,454
Net Assets consist of:
Paid in capital		$ 953,532
Distributions in excess of net investment income		(56)
Accumulated undistributed net realized gain (loss) on investments		(1,525)
Net unrealized appreciation (depreciation) on investments		13,503
Net Assets, for 95,417 shares outstanding		$ 965,454
Net Asset Value, offering price and redemption price per share ($965,454 ÷ 95,417 shares)		$10.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Four months ended December 31, 2000	Year ended August 31, 2000
Investment Income Interest	$ 14,056	$ 34,800
Expenses
Management fee	1,247	4,198
Transfer agent fees	156	-
Accounting fees and expenses	56	-
Non-interested trustees' compensation	1	3
Custodian fees and expenses	5	-
Registration fees	23	-
Audit	10	-
Miscellaneous	2	-
Total expenses before reductions	1,500	4,201
Expense reductions	(145)	(73)
Total expenses after reductions	1,355	4,128
Net investment income	12,701	30,672
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities	800	(1,866)
Change in net unrealized appreciation (depreciation) on investment securities	7,353	6,149
Net gain (loss)	8,153	4,283
Net increase (decrease) in net assets resulting from operations	$ 20,854	$ 34,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Four months ended December 31, 2000	Year ended August 31, 2000	Year ended August 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 12,701	$ 30,672	$ 26,004
Net realized gain (loss)	800	(1,866)	2,677
Change in net unrealized appreciation (depreciation)	7,353	6,149	(13,114)
Net increase (decrease) in net assets resulting from operations	20,854	34,955	15,567
Distributions to shareholders From net investment income	(12,727)	(30,876)	(26,004)
From net realized gain	(93)	-	-
In excess of net realized gain	-	(235)	-
Total distributions	(12,820)	(31,111)	(26,004)
Share transactions Net proceeds from sales of shares	172,803	706,425	337,840
Reinvestment of distributions	10,583	25,165	20,370
Cost of shares redeemed	(129,484)	(529,688)	(299,020)
Net increase (decrease) in net assets resulting from share transactions	53,902	201,902	59,190
Total increase (decrease) in net assets	61,936	205,746	48,753
Net Assets
Beginning of period	903,518	697,772	649,019
End of period (including under (over) distribution of net investment income of $(56), $9, and $0, respectively)	$ 965,454	$ 903,518	$ 697,772
Other Information Shares
Sold	17,211	71,021	33,370
Issued in reinvestment of distributions	1,054	2,530	2,011
Redeemed	(12,909)	(53,282)	(29,541)
Net increase (decrease)	5,356	20,269	5,840

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000 G	2000 H	1999 H	1998 H	1997 H	1996 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.030	$ 10.000	$ 10.150	$ 10.040	$ 9.930	$ 9.980
Income from Investment Operations Net investment income	.139 D	.399 D	.395	.419	.425	.418
Net realized and unrealized gain (loss)	.092	.034	(.150)	.110	.110	(.050)
Total from investment operations	.231	.433	.245	.529	.535	.368
Less Distributions
From net investment income	(.140)	(.400)	(.395)	(.419)	(.425)	(.418)
From net realized gain	(.001)	-	-	-	-	-
In excess of net realized gain	-	(.003)	-	-	-	-
Total distributions	(.141)	(.403)	(.395)	(.419)	(.425)	(.418)
Net asset value, end of period	$ 10.120	$ 10.030	$ 10.000	$ 10.150	$ 10.040	$ 9.930
Total Return B, C	2.32%	4.45%	2.44%	5.37%	5.49%	3.75%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 965	$ 904	$ 698	$ 649	$ 726	$ 791
Ratio of expenses to average net assets	.49% A	.54% E	.55%	.55%	.55%	.54% E
Ratio of expenses to average net assets after expense reductions	.45% A, F	.54%	.55%	.55%	.55%	.54%
Ratio of net investment income to average net assets	4.17% A	4.02%	3.89%	4.15%	4.25%	4.17%
Portfolio turnover rate	106% A	53%	66%	33%	32%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G For the four months ended December 31

H For the year ended August 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. At a special meeting of the shareholders of the fund held on September 13, 2000, shareholders approved an Agreement and Plan of Reorganization, providing for the reorganization of the fund into Fidelity Municipal Trust, effective on or about February 28, 2001. On July 15, 1999, the Board of Trustees approved a change in the fiscal year end of the fund from August 31, to December 31. Accordingly the financial statements of the fund are presented for the four month period ended December 31, 2000. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Short-Term Trading (Redemption) Fees. Shares purchased after April 16, 2001 and held in the fund less than 30 days will be subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective January 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

When-Issued Securities. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $345,198,000 and $313,375,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. For the period September 1, 2000 to September 30, 2000, as the fund's investment advisor, Fidelity Management & Research Company (FMR) received a fee that was computed daily at an annual rate of .55% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. Under the Amended Contract effective October 1, 2000, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the Amended Contract period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the periods ended December 31, 2000 and August 31, 2000, the management fee was equivalent to an annualized rate of .41% and an annual rate of .55%, respectively, of average net assets. Under the Amended Contract, the fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

Sub-Adviser Fee. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period ended December 31, 2000, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

5. Expense Reductions.

Effective July 1, 2000, FMR voluntarily agreed to reimburse the fund's management fee at an annual rate of .51% of the fund's average net assets through September 30, 2000. For the period ended August 31, 2000, the reimbursement reduced the expenses by $60,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period ended December 31, 2000 the fund's custodian, transfer agent and accounting fees were reduced by $3,000 $107,000 and $34,000, respectively. Prior to October 1, 2000 and for the period ended August 31, 2000, under the all-inclusive fee structure, credits realized totaling $1,000 and $13,000, respectively, were used to reduce a portion of the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Intermediate Municipal Income Fund (a fund of Fidelity Union Street Trust) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Christine J. Thompson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Stanley N. Griffith, Assistant Vice President

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan(automated graphic)    Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

STM-ANN-0201 124651
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82 Devonshire St., Boston, MA 02109
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